INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

SUPPLEMENT DATED NOVEMBER 20, 2023 TO THE PROSPECTUS

DATED DECEMBER 16, 2022 OF:

Invesco BulletShares 2031 Municipal Bond ETF (BSMV)

(the “Fund”)

Effective immediately, the disclosure in the section titled “Management of the Fund – Advisory Fees” is deleted and replaced with the following:

Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.18% of its average daily net assets (the “Advisory Fee”).

The Advisory Fee paid by the Fund to the Adviser is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

The Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that the Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. This waiver is in place through at least August 31, 2025, and there is no guarantee that the Adviser will extend it past that date.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement with respect to the Fund is available in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2023.

Please Retain This Supplement For Future Reference.

P-BSMV-PRO-SUP 112023